AM Best Upgrades Financial Strength Rating of Hamilton Re, Ltd. and Hamilton Insurance Designated Activity Company to “A” (Excellent) PEMBROKE, BERMUDA, April 30, 2024 — Hamilton Insurance Group, Ltd. (NYSE: HG) (“the Company”) announced today that AM Best (“AM Best”) has upgraded the Financial Strength Rating to “A” (Excellent) from “A-” (Excellent) and the Long- Term Issuer Credit Ratings (“ICR”) of “a” (Excellent) from “a-” (Excellent) of Hamilton Re, Ltd. (“Hamilton Re”) and Hamilton Insurance Designated Activity Company (“Hamilton Insurance DAC”), each a wholly owned subsidiary of the Company (collectively referred to as “Hamilton”). The outlook for these Credit Ratings has been revised to stable from positive. In its report, AM Best noted the ratings upgrade reflects, among other assessments, Hamilton’s very strong balance sheet strength, as well as its adequate operating performance, neutral business profile and appropriate enterprise risk management; the upgrade of the Long-Term ICR reflects Hamilton’s trend of increasingly favorable underwriting results. AM Best further noted Hamilton has shown improving underwriting results consistently over the past five-year period while conservatively reserving, with a five year net favorable reserve development, outperforming peers. “We are thrilled that AM Best has upgraded Hamilton to an “A” rating,” said the Company’s CEO Pina Albo. “This endorsement recognizes the remarkable business transformation that our team has achieved over the past five years. It also allows us to continue expanding our access to profitable business at this favorable time in the market cycle, thus facilitating the execution of our strategy of building a global specialty insurance and reinsurance company.” “Receiving an “A” rating from AM Best is a meaningful acknowledgment of the dedication and hard work of our team. Taken together with our recent listing as a public company and our ten-year anniversary, our ratings upgrade completes a trilogy of success to be celebrated.” Special Note Regarding Forward-Looking Statements This information may contain forward-looking statements which reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon the Company. There can be no assurance that future developments affecting the Company will be those anticipated by management. Forward-looking statements include, without limitation, all matters that are not historical facts. These forward-looking statements are not a guarantee of future performance and involve risk and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements. These uncertainties and risks are described under the section titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and other subsequent periodic reports filed with the SEC available electronically at www.sec.gov. These forward-looking statements speak only as of the date of this press release and the Company does not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. About Hamilton Insurance Group, Ltd. The Company is Bermuda-headquartered and underwrites specialty insurance and reinsurance risks on a global basis through its wholly owned subsidiaries. Its three underwriting platforms: Hamilton Global Specialty, Hamilton Select and Hamilton Re, each with dedicated and experienced leadership, provide us with access to diversified and profitable business around the world. For more about our company, visit www.hamiltongroup.com or find us on LinkedIn at Hamilton Media contact Kelly Corday Ferris kelly.ferris@hamiltongroup.com Investor contacts Jon Levenson and Darian Niforatos investor.relations@hamiltongroup.com